February 14, 2000

Hilliard Lyons Growth Fund

Dear Shareholder:

  The Hilliard Lyons Growth Fund rose 4.1% in the 4th quarter of 1999 badly trailing the S & P 500 Index which rose 14.9%. The same was true for the year with the Hilliard Lyons Growth Fund rising 3.2% and the S & P 500 Index increasing 21.0%. With the Fund having compounded its assets at 26% in the prior four years, we are not surprised that our stocks took a year off. This is especially true in light of the sharply higher interest rates of 1999. That we would trail the market to the extent we did is stunning to us. We think it is a function of both the extraordinary markets of 1999 and our investment style. These matters are discussed more fully below.

  The Fund ended the year with $101,189,323 of assets up slightly from $98,448,954 at the beginning of the year. We continue to feel that the Fund offers investors a distinctive choice in today's markets. We remained disciplined investors who believe price is an integral part of the decision to buy a stock. As we look at trading in certain sectors of the market, we cannot help but think of Warren Buffett's letter to his partners written in another wild market environment in 1967. "We live in an investment world populated not by those who must be logically persuaded to believe, but by the hopeful, credulous and greedy, grasping for an excuse to believe." The price of discipline this past year was the poor relative result we achieved. We appreciate the patience of our shareholders and hope they understand that our resistance to peer pressure to behave in a reckless way may be a significant positive at some point in the future.

1999

  Each year at this time we review the prior year's performance and explain what caused the variances between our result and that of the Standard & Poor's 500 Index. The analysis this year is uncomplicated. We had almost no representation in "high technology" electronic and telecommunication companies. Various sources have reported that without its high tech component, the S & P 500 Index either dropped by 1% for the year or gained as much as 4%. In addition to our lack of tech stocks, we also own a number of interest rate sensitive companies which were hurt by rising interest rates. This explains our modest gain of 3.2%. We would like to make sure our shareholders understand how we could end up so out of step with prevailing market trends.

  Perhaps the most distinctive characteristic of our style is our view that owning a stock is very much like becoming a partner in a business. We work hard to know our companies, and when we purchase them we do so as a long-term commitment to their businesses and to their managements. If we believe that a company's value will double every 4 1/2 to 5 years, we will stay with it even if market fashion and cyclical forces appear likely to temporarily derail stock price progress. We feel that there are relatively few great long-term businesses, and when we are able to get in on satisfactory terms we will stay put unless the long-term outlook deteriorates or the stock price becomes grotesquely inflated.

  A number of our companies faced difficult short-term circumstances in 1999. Rising interest rates have a significant impact on companies with well-defined outlooks like the ones we own. Also, we had some industry-specific problems. An example might be helpful. We have a substantial position in Cincinnati Financial. It is an insurance company that has a unique investment philosophy that has produced outstanding returns for holders of its stock. During the period of our ownership we have come to know the management of the company very well. We also believe we understand the nature of its business operations well. It has a nearly impossible to duplicate relationship with the best insurance agencies in moderately sized towns throughout the United States. But it doesn't write insurance on the coasts--that's where the big losses are. Instead of investing its insurance float in bonds and real estate, which have often produced poor returns for insurance companies, it has been committed for some time to purchasing high quality common stocks. This has resulted in ownership of 20% of Fifth Third Bank, the country's best performing bank, as well as positions in such companies as Merck, Procter & Gamble, and a number of other top-flight growth companies. Early on, it was clear that 1999 was going to produce very poor results for the insurance industry as a whole, and that the stocks were unlikely to be stellar performers until the cycle turned. Rising interest rates also hurt the price. We did not sell our Cincinnati Financial, because we believe that it is quite likely that its long-term growth in book value will be at a mid-teens rate. For most of the year, the company has traded at its book value, historically a bargain basement price for the company. So long as we believe that such growth is highly likely, believe in the management, and see the stock at a bargain price, we will stay with it. We faced a variety of such situations in the portfolio in 1999. The most important point is that we feel the portfolio is well positioned to double its value over the next 4 1/2 to 5 years. This is due to intact, strong businesses which took a breather in 1999 and are at very reasonable prices.

  A word on high tech stocks. We have spoken of this group in prior letters so I would only repeat that we are committed to establishing positions in technology companies. It was a mistake not to focus on them several years ago, but we do not intend to compound our error by jumping in when there is a frenzy of buying that has left stocks at prices we believe to be quite extravagant and in many instances absurd. We are well prepared to take advantage of any setbacks in the group.

Outlook

  In last quarter's letter, we discussed Fed Chairman Alan Greenspan's concern about over-zealous consumer behavior. The problem is straightforward. Because of the booming stock market (mostly technology companies), consumers' paper wealth is increasing much faster than the economy's ability to produce more of the goods that they want. Chairman Greenspan's worry is that inevitably this will cause inflation. Indeed, his worries are coming closer to reality as consumer spending over Christmas and in the first part of this year has been frenetic. The Fed's only weapon to slow things down is higher interest rates. The higher rates have caused the majority of stocks to perform poorly over the past year but the techs have gone the other way--big time! How far will Greenspan go to get at the technology stocks? How far will he need to go? These are crucial questions for investors today.

  We are particularly appreciative of our current shareholders and their patience in today's market climate. Even though we are out of phase for now, we feel a deep conviction that our approach is both rational and offers a realistic chance of reaching our goal of doubling your money every five years.

  Sincerely,
  DONALD F. KOHLER
  Chairman                                     SAMUEL C. HARVEY
                                               President

                               [LINE CHART]
            Hillard             S&P      Hillard            S&P
            Lyons Growth        500      Lyons Growth       500
            Fund (Investor A)   92-99    Fund (Investor B)  98-99
            -----------------   -----    -----------------  -----
  1991      $ 9,525             $10,000
  1992(1)   $10,185             $10,966
  1993      $10,606             $12,071
  1994      $10,882             $12,230
  1995      $14,269             $16,826
  1996      $17,125             $20,692
  1997      $24,046             $27,598
  1998      $27,312             $35,488  $10,007           $10,000
  1999      $28,195             $42,955  $10,363           $13,523

                        HILLIARD LYONS GROWTH FUND, INC.
                            SCHEDULE OF INVESTMENTS
                               December 31, 1999

COMMON STOCKS -- 89.4%
--------------------------------------------------------------------------------

                                                                       Market
 Shares   Company                                           Cost        Value
 -------  -------                                           ----       ------
          BASIC INDUSTRY -- 6.0%
          ---------------------------------------------------------------------
  68,200  Ecolab Inc. ................................   $ 2,267,355 $ 2,668,325
 115,000  Sigma-Aldrich Corp. ........................     4,033,686   3,457,187
                                                         ----------- -----------
                                                           6,301,041   6,125,512
          CAPITAL GOODS -- 12.7%
          ---------------------------------------------------------------------
 154,000  Dover Corp. ................................     3,606,293   6,987,750
  17,000  General Electric Co. .......................       330,929   2,630,750
  99,500  Teleflex Inc. ..............................     3,697,584   3,115,594
                                                         ----------- -----------
                                                           7,634,806  12,734,094
          CONSUMER DURABLE -- 6.6%
          ---------------------------------------------------------------------
  73,000  Donaldson Inc. .............................       958,858   1,756,562
  76,000  Harley Davidson Inc. .......................     1,856,697   4,868,750
                                                         ----------- -----------
                                                           2,815,555   6,625,312
          CONSUMER NON-DURABLE -- 7.9%
          ---------------------------------------------------------------------
 103,100  Gillette Co. ...............................     3,859,856   4,246,431
  74,000  Estee Lauder Cos............................     1,880,879   3,732,375
                                                         ----------- -----------
                                                           5,740,735   7,978,806
          FINANCIAL -- 29.9%
          ---------------------------------------------------------------------
  68,125  American International Group Inc. ..........     2,007,422   7,366,016
     100* Berkshire Hathaway Inc. ....................     5,349,280   5,610,000
 238,000  Cincinnati Financial Corp. .................     5,478,503   7,422,625
  72,500  Federal Home Loan Mortgage Corp. ...........     1,603,279   3,412,031
  24,000  Fifth Third Bancorp ........................       642,500   1,761,000
 225,112  Synovus Financial Corp. ....................     3,454,790   4,474,101
                                                         ----------- -----------
                                                          18,535,774  30,045,773
          HEALTH CARE -- 9.4%
          ---------------------------------------------------------------------
  75,000  Abbott Laboratories.........................     3,079,500   2,723,438
  53,000  Allergan Inc. ..............................       596,668   2,636,750
  44,000  Johnson & Johnson...........................     1,360,355   4,097,500
                                                         ----------- -----------
                                                           5,036,523   9,457,688

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                       SCHEDULE OF INVESTMENTS--continued
                               December 31, 1999

                                                                       Market
 Shares  Company                                            Cost        Value
 ------- -------                                            ----       ------
          RETAIL & SERVICES -- 16.9%
          ---------------------------------------------------------------------

 126,400 Brady WH Co. CL A............................   $ 2,857,125 $ 4,289,700
  75,000 CVS Corp.....................................     2,556,375   2,995,312
  59,000 Gannett Inc. ................................     2,760,857   4,812,188
  89,000 G & K Services Inc. CL A.....................     2,997,720   2,881,375
  68,000 Walgreen Co. ................................       281,335   1,989,000
                                                         ----------- -----------
                                                          11,453,412  16,967,575
                                                         ----------- -----------
         Total Common Stocks..........................   $57,517,846 $89,934,760

U.S. GOVERNMENT AGENCY OBLIGATIONS -- 11.0%
--------------------------------------------------------------------------------

  Principal                                      Purchase Maturity
   Amount    Description                          Yield     Date   Market Value
 ----------- -----------                         -------- -------- ------------
 $11,070,000 Federal Home Loan Bank ..........    1.521%  01/03/00 $ 11,069,077
                                                                   ------------
             Total U. S. Government Agency
             Obligations (Cost --$11,069,077).                       11,069,077
                                                                   ------------
             TOTAL INVESTMENTS (Cost --
              $68,586,923) (100.4%)...........                     $101,003,837
                                                                   ============

The percentage shown for each investment category is the total value of that category as a percentage of the total net assets for the Fund.

*Non-income producing security.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                               December 31, 1999

ASSETS:
Investments at market value:
 Common stocks (cost $57,517,846)................................  $ 89,934,760
 U.S. Government Agency Obligations at value (amortized cost
  $11,069,077)...................................................    11,069,077
                                                                   ------------
  Total investments..............................................   101,003,837
Cash.............................................................         1,620
Receivables:
 Dividends.......................................................       114,066
 Capital shares sold.............................................        66,962
Prepaid expenses.................................................         2,838
                                                                   ------------
  Total Assets...................................................  $101,189,323
                                                                   ============
LIABILITIES:
 Dividends payable...............................................  $     12,451
 Due to adviser -- Note C........................................       192,574
 Capital shares redeemed.........................................       206,122
 Accrued expenses................................................       142,541
                                                                   ------------
  Total Liabilities..............................................       553,688
                                                                   ------------
NET ASSETS:
Common stock ($.001 par value; 150,000,000 shares authorized and
 2,989,534 shares issued and outstanding)........................         2,990
Paid-in surplus..................................................    68,223,065
Accumulated undistributed net realized gain on investments.......          (687)
Net unrealized appreciation on investments.......................    32,416,914
Distributions in excess of net investment income -- Note B.......        (6,647)
                                                                   ------------
  Total Capital (Net Assets).....................................  $100,635,635
                                                                   ============
Net assets
  Investor A shares..............................................  $ 87,292,503
  Investor B shares..............................................    13,343,132
                                                                   ------------
                                                                   $100,635,635
                                                                   ============
Shares of capital stock
  Investor A shares..............................................     2,589,834
  Investor B shares..............................................       399,700
                                                                   ------------
                                                                      2,989,534
Net asset value
  Investor A shares -- redemption price per share................  $      33.71
                                                                   ============
  Investor B shares -- offering price per share*.................  $      33.38
                                                                   ============
Maximum sales charge (Investor A)................................          4.75%
Maximum offering price per share (100%/(100%-maximum sales charge
 of net asset value adjusted to nearest cent) (Investor A).......  $      35.39
                                                                   ============

*Redemption price of Investor B shares varies based on length of time shares are held.

                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                            STATEMENT OF OPERATIONS
                      For the year ended December 31, 1999

INVESTMENT INCOME:
  Dividends......................................................... $  923,383
  Interest..........................................................    744,503
                                                                     ----------
    Total investment income.........................................  1,667,886

EXPENSES:
  Management fees -- Note C.........................................    836,525
  12b-1 expenses (Investor A) -- Note C.............................    143,367
  12b-1 expenses (Investor B) -- Note C.............................    106,106
  Transfer agent fees (Investor A)..................................     71,100
  Transfer agent fees (Investor B)..................................     60,415
  Custodian fees....................................................     57,800
  Shareholder reports...............................................     47,100
  Audit fees........................................................     39,840
  Directors' fees...................................................     30,560
  Legal fees........................................................     27,160
  Filing fees.......................................................     21,315
  Insurance expense.................................................     20,066
  Trade association.................................................      3,662
                                                                     ----------
                                                                      1,465,016
                                                                     ----------
Waiver of management fees by Adviser -- Note C......................    (22,257)
    Total expenses..................................................  1,442,759
                                                                     ----------
      Net investment income.........................................    225,127

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments -- Note B........................    842,228
  Change in unrealized appreciation on investments..................  2,216,048
                                                                     ----------
    Net gain on investments.........................................  3,058,276
                                                                     ----------
      Net increase in net assets resulting from operations.......... $3,283,403
                                                                     ==========


                       See notes to financial statements.

                        HILLIARD LYONS GROWTH FUND, INC.
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                       For the year ended
                                                          December 31,
                                                        1999          1998
                                                    ------------  ------------
INCREASE IN NET ASSETS
FROM OPERATIONS:
 Net investment income............................. $    225,127  $    484,708
 Net realized gain on investments..................      842,228     2,054,232
 Net change in unrealized appreciation on
  investments......................................    2,216,048     7,796,808
                                                    ------------  ------------
   Net increase in net assets from operations......    3,283,403    10,335,748

DISTRIBUTIONS TO INVESTOR A SHAREHOLDERS FROM:

 Net investment income.............................     (230,061)     (449,910)
 Net realized gain on investments..................   (2,082,601)   (1,803,844)
                                                    ------------  ------------
   Total distributions.............................   (2,312,662)   (2,253,754)

DISTRIBUTIONS TO INVESTOR B SHAREHOLDERS FROM:
 Net investment income and in excess of net
  investment income................................           (0)      (37,291)
 Net realized gain on investments..................     (290,695)     (193,153)
                                                    ------------  ------------
   Total distributions.............................     (290,695)     (230,444)

FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from 74,783 and 74,534 shares issued in
  reinvestment of dividends, respectively..........    2,556,418     2,422,891
 Proceeds from 533,912 and 1,360,496 shares sold,
  respectively.....................................   18,039,663    42,878,738
 Cost of 550,163 and 432,675 shares repurchased,
  respectively ....................................  (18,742,224)  (13,467,505)
                                                    ------------  ------------
   Net increase in net assets from capital share
    transactions...................................    1,853,857    31,834,124
                                                    ------------  ------------
    Total increase in net assets...................    2,533,903    39,685,674

NET ASSETS:
 Beginning of period...............................   98,101,732    58,416,058
                                                    ------------  ------------
 End of period (includes distribution in excess of
  net investment income of $6,647 and $1,713,
  respectively).................................... $100,635,635  $ 98,101,732
                                                    ============  ============


                       See notes to financial statements.

                       HILLIARD LYONS GROWTH FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE A -- ORGANIZATION

Hilliard Lyons Growth Fund, Inc. (the "Fund") is a non-diversified open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was incorporated under the laws of the state of Maryland and commenced operations on January 6, 1992. The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.

The Fund issues two classes of shares: Investor A shares and Investor B shares. The Investor A shares are subject to an initial sales charge imposed at the time of purchase, in accordance with the Fund's prospectus. Redemptions of Investor B shares made within 5 years of purchase are subject to a contingent deferred sales charge in accordance with the Fund's prospectus. Each Investor Class A and Class B share of the Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B shares bear the expense of higher distribution fees, which is expected to cause Class B shares to have a higher expense ratio and to pay lower dividends than Class A shares (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, and (iii) each class has exclusive voting rights with respect to its own distribution arrangements.

NOTE B -- ACCOUNTING POLICIES

SECURITY VALUATION: Securities traded on a national securities exchange or traded over-the-counter and quoted on the NASDAQ System are valued at last sales prices. Securities so traded for which there were no sales and other securities are valued at the mean of the most recent bid-asked quotations except that bonds not traded on a securities exchange nor quoted on the NASDAQ System will be valued at prices provided by a recognized pricing service unless the Adviser believes that such price does not represent a fair value. Each money market instrument having a maturity of 60 days or less from the valuation date is valued on an amortized cost basis. Other securities and assets will be valued at fair value, as determined in good faith by the Adviser under procedures established by, and under the supervision and responsibility of, the Fund's Board of Directors.

Normally, repurchase agreements are not subject to trading. U.S. Government obligations pledged as collateral for repurchase agreements are held by the Fund's custodian bank until maturity of the repurchase agreement. Provisions of the agreement provide that the market value of the collateral is sufficient in the event of default; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SHARE VALUATION: The net asset value per share of each class of shares of the Fund is calculated daily by dividing the total value of the Fund's assets attributable to that class less liabilities attributable to that class, by the number of shares of that class outstanding. The maximum offering price per share of Class A shares is equal to the net asset value per share plus a sales load equal to 4.99% of the net asset value (or 4.75% of the offering price). The offering price of Class B shares is equal to the net asset value per share.

The redemption price per share of the Fund, including each class of shares, is equal to the net asset value per share. However, Class B shares are subject to a contingent deferred sales charge in accordance with the Fund's prospectus if redeemed within five years from the date of purchase.

FEDERAL INCOME TAXES: It is the policy of the Fund to qualify under the Internal Revenue Code as a regulated investment company and to distribute all of its taxable income to shareholders, thereby relieving the Fund of federal income tax liability.

DIVIDEND POLICY: It is the policy of the Fund to make distributions annually of its net investment income and its net realized capital gains, if any, at the end of the year in which earned or at the beginning of the next year. Dividends and capital gain distributions will normally be reinvested in additional shares at net asset value without a sales charge, unless otherwise elected at purchase.

USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements. Estimates also affect the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

ALLOCATIONS BETWEEN CLASSES: Investment income earned, realized capital gains and losses and unrealized appreciation and depreciation for the Fund are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged daily to the Class incurring the expense. Common expenses which are not attributable to a specific Class are allocated daily to each Class of shares based upon its proportionate share of total net assets of the Fund.

OTHER: The accounts of the Fund are kept on the accrual basis of accounting. Security transactions are recorded on the trade date. Realized gains or losses from sales of securities are determined on the specific identified cost basis. Dividend income is recognized on the ex-dividend date.

NOTE C -- INVESTMENT ADVISORY AGREEMENT

The investment adviser, Hilliard Lyons Investment Advisors (the "Adviser") is a division of J. J. B. Hilliard, W. L. Lyons, Inc. which owns 43,922 Class A shares and 32 Class B shares of the Fund. Under the Investment Advisory Agreement, the Adviser receives a fee, accrued daily and paid quarterly, at an annual rate of .80% of the Fund's average daily net assets. The Adviser has voluntarily agreed to reduce the fee payable to it under the Advisory Agreement and, if necessary, reimburse the Fund on a quarterly basis, by the amount by which the Fund's total annualized operating expenses (exclusive of taxes, interest, brokerage commissions and extraordinary expenses but including the Adviser's compensation) for the fiscal year ending December 31, 1999 exceed 1.30% of average daily net assets for Class A share investors and 2.05% for Class B share investors. For the year ended December 31, 1999, the waiver of the management fee amounted to $8,327 for the Class A share investors and $13,930 for Class B share investors.

The Fund has adopted a plan of distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Plan"). Under the Plan, the Fund reimburses the Distributor quarterly at an annualized rate of up to .25% for Class A share investors and 1.00% for Class B share investors of the Fund's average daily net assets for distribution expenses actually incurred provided the expenses for which reimbursement is made are primarily intended to result in the sale of Fund shares and are approved by the Fund's Board of Directors. Expenses for which the Distributor may be reimbursed under the Plan include, but are not limited to, payments to investment brokers of the Distributor and to authorized dealers for distribution of shares of the Fund and for promotion of the maintenance of holdings by established stockholders and stockholder servicing.

J. J. B. Hilliard, W. L. Lyons, Inc., the Distributor, received sales charges of approximately $1,361,363 during the year ended December 31, 1999. The Hilliard Lyons Profit Sharing Plan, as directed by each participant, owns 473,286 shares of the Fund as of December 31, 1999.

No compensation is paid by the Fund to officers and directors of the Fund who are affiliated with the Adviser or Hilliard-Lyons, Inc. The Fund pays each unaffiliated director an annual retainer of $5,000 and a fee of

$750 for each Board or Committee meeting attended and certain expenses the directors incur in attending meetings.

NOTE D -- PORTFOLIO TRANSACTIONS

For the year ended December 31, 1999, purchases and proceeds from sale of investment securities (excluding short-term securities) were $26,052,410 and $21,927,944, respectively.

The cost of investments for Federal income tax purposes and financial reporting is the same. At December 31, 1999, the gross unrealized appreciation and depreciation on investments was $34,047,810 and $1,630,896, respectively, resulting in net unrealized appreciation of $32,416,914.

NOTE E -- CAPITAL TRANSACTIONS

                                                       For the year ended
                                                          December 31,
                                                    --------------------------
                                                        1999          1998
                                                    ------------  ------------
CAPITAL TRANSACTIONS:
Investor A Shares:
  Proceeds from shares issued...................... $ 12,771,731  $ 33,687,452
  Dividends reinvested.............................    2,268,953     2,196,708
  Shares redeemed..................................  (16,965,804)  (13,188,919)
                                                    ------------  ------------
  Change in net assets from Investor A share
   transactions.................................... $ (1,925,120) $ 22,695,241
                                                    ============  ============
Investor B shares:
  Proceeds from shares issued...................... $  5,267,932  $  9,191,286
  Dividends reinvested.............................      287,465       226,183
  Shares redeemed..................................   (1,776,420)     (278,586)
                                                    ------------  ------------
  Change in net assets from Investor B share
   transactions.................................... $  3,778,977  $  9,138,883
                                                    ============  ============
SHARE TRANSACTIONS:
Investor A shares:
  Issued...........................................      377,611     1,070,524
  Reinvested.......................................       66,329        67,549
  Redeemed.........................................     (496,929)     (423,897)
                                                    ------------  ------------
  Change in Investor A shares......................      (52,989)      714,176
                                                    ============  ============
Investor B shares:
  Issued...........................................      156,301       289,972
  Reinvested.......................................        8,454         6,985
  Redeemed.........................................      (53,234)       (8,778)
                                                    ------------  ------------
Change in Investor B shares........................      111,521       288,179
                                                    ============  ============

                             FINANCIAL HIGHLIGHTS

The following table includes selected data for a share of capital stock outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

                                    Investor B                              Investor A
                           -------------------------------    -------------------------------------------------------
                           For the year      Period from
                               Ended       April 20, 1998*        For the Year Ended December 31,
                           December  31,   To December 31,    -------------------------------------------------------
                               1999             1998           1999        1998        1997        1996        1995
                           -------------   ---------------    -------     -------     -------     -------     -------
Net asset value:
 Beginning of period.....     $ 33.33          $32.63         $ 33.49     $ 30.29     $ 22.95     $ 20.20     $ 15.98
                              -------          ------         -------     -------     -------     -------     -------
Net investment income....       (0.14)          (0.02)           0.11        0.20        0.12        0.11        0.15
Net realized and
 unrealized gain on
 investments.............        0.97            1.57            0.98        3.89        9.13        3.92        4.82
                              -------          ------         -------     -------     -------     -------     -------
Total from investment
 operations..............        0.83            1.55            1.09        4.09        9.25        4.03        4.97
                              -------          ------         -------     -------     -------     -------     -------
Less dividends from:
 Net investment income...       (0.00)          (0.00)          (0.09)      (0.18)      (0.12)      (0.11)      (0.15)
 Realized gains..........       (0.78)          (0.71)          (0.78)      (0.71)      (1.79)      (1.17)      (0.60)
 In excess of net
  investment income......       (0.00)          (0.14)          (0.00)      (0.00)      (0.00)      (0.00)      (0.00)
Total distributions......       (0.78)          (0.85)          (0.87)      (0.89)      (1.91)      (1.28)      (0.75)
                              -------          ------         -------     -------     -------     -------     -------
Net asset value:
 End of period...........     $ 33.38          $33.33         $ 33.71     $ 33.49     $ 30.29     $ 22.95     $ 20.20
                              =======          ======         =======     =======     =======     =======     =======
Total Investment Return
 (Excludes sales charge).        2.44%           4.82%***        3.23%      13.58%      40.41%      19.98%      31.10%

SIGNIFICANT RATIOS
 AND SUPPLEMENTAL DATA
Ratio of operating
 expenses to average net
 assets..................        2.04%(e)        2.05%(d)**      1.29%(e)    1.25%(d)    1.30%(c)    1.58%(b)    1.75%(a)
Ratio of net investment
 income to average net
 assets..................        (.44%)(e)       (.23)%(d)**      .30%(e)     .64%(d)     .49%(c)     .52%(b)     .82%(a)
Portfolio turnover rate
 (f).....................       24.60%          18.15%          24.60%      18.15%      22.20%      18.79%      27.50%
Net assets, end of period
 (000s omitted)..........     $13,343          $9,604         $87,293     $88,498     $58,416     $35,628     $28,259

(a) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.85% and 0.71%, respectively, for the year ended December 31, 1995.

(b) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.64% and 0.45%, respectively, for the year ended December 31, 1996.

(c) Net of voluntary management fee waiver by the Adviser. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.40% and 0.39%, respectively, for the year ended December 31, 1997.

(d) Net of voluntary expense reimbursement and management fee waiver by the Adviser for B shares investors and net of voluntary management fee waiver by A share investors. If the Fund had borne all expenses that were assumed by the Adviser and had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.27% and .62% for A shares and 3.09% and (1.27%) for B shares, respectively, for the year ended December 31, 1998.

(e) Net of voluntary management fee waiver by the Adviser for A and B share investors. If the Fund had paid the full management fee, the annualized ratios of expenses and net investment income to average net assets would have been 1.32% and 0.28% for A shares and 2.34% and (0.74%) for B shares respectively, for the year ended December 31, 1999.

(f) Portfolio turnover rate is calculated on the basis of the portfolio as a whole without distinguishing between the classes of shares issued.

   *Commencement of B shares
  **Annualized
 ***Not annualized

                        REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors
Hilliard Lyons Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hilliard Lyons Growth Fund, Inc. as of December 31, 1999, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hilliard Lyons Growth Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


[LOGO SIGNATURE]

Louisville, Kentucky
January 25, 2000

[LOGO OF HILLIARD LYONS GROWTH FUND]
                                 Annual Report
                               December 31, 1999

                       J.J.B. Hilliard, W.L. Lyons, Inc.
                             Hilliard Lyons Center
                           Louisville, Kentucky 40202
                                 (502) 588-8400
                                 (800) 444-1854

                                   DIRECTORS

William A. Blodgett, Jr.
                   Donald F. Kohler
Stewart E. Conner  John C. Owens

                                    OFFICERS

Donald F. Kohler -- Chairman
Samuel C. Harvey -- President
Joseph C. Curry, Jr. -- Treasurer and Secretary
Dianna P. Wengler -- Asst. Secretary

                                  DISTRIBUTOR

Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, Pennsylvania
19428-2961
(610) 260-6533

                          TRANSFER AGENT AND CUSTODIAN

State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02266

                                    AUDITORS

Ernst & Young LLP
400 West Market Street
Louisville, Kentucky 40202

                                 LEGAL COUNSEL

Brown, Todd & Heyburn PLLC
3200 Providian Center
Louisville, Kentucky 40202

This report is intended for the information of shareholders of the Hilliard Lyons Growth Fund, Inc., but it may also be used as sales literature when pre-ceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund.

                                 ANNUAL REPORT
                               December 31, 1999

600186